United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 11, 2025

SUNation Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2025, SUNation Energy, Inc. (the “Company”) entered into a Secured Revolving Line of Credit Agreement (the “Agreement”) between the Company and MBB Energy, LLC, a New York limited liability company, pursuant to which the Company may request one or more loans of up to an aggregate principle amount $1,000,000 under this line of credit for a period of one (1) year (the “Term”) from the date or entry. Any loans drawn by the Company under this line of credit facility will carry interest on an annualized basis of 8%, payable monthly on the first day of each month thereafter. MBB Energy, LLC is an affiliate and related party of the Company by virtue of MBB Energy, LLC being an entity controlled by Scott Maskin. During the Term, the Company may from time to time borrow, repay and reborrow all or part of the outstanding balance of the loans drawn thereunder on or after the date hereof and prior to the Maturity Date (or April 15, 2026), subject to the terms, provisions and limitations set forth in the Agreement.

The foregoing description of the Agreement, as well as the Security Agreement securing any loans made under the Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, as well as the Security Agreement related thereto, is filed as Exhibit 10.1 and Exhibit 10. 2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2025 , the Company received a letter (the “Minimum Bid Price Deficiency Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the 30 consecutive business day period immediately preceding deficiency letter, the Company’s common stock had not maintained a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) and, as a result, does not comply with Listing Rule 5550(a)(2) (the “Rule”). Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Rule (“Cure Period”); however, pursuant to Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for a customary Cure Period specified in Rule 5810(c)(3)(A) due to the fact that the Company has effected a reverse stock split over the prior one-year period or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one.

Instead, the Company is offered an opportunity to appeal any deficiency related to a delisting determination to Nasdaq by seven days from receipt of the non-compliance notice. Accordingly, unless the Company timely requests a hearing before a Hearings Panel, the Company’s securities would be subject to suspension/delisting.

The Company intends to timely request a hearing before the Hearing Panel. The hearing request will automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period if granted by the Panel following the hearing. There can be no assurance that the Panel will grant the Company an additional extension period or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Capital Market.

In the event that the Company regains compliance with the Minimum Bid Price Requirement prior to any scheduled hearing date, then a hearing may not be necessary, as the Company may be mooted out of the hearings process. Additionally, to this end, the stockholders of the Company had approved a share consolidation on April 3, 2025 that can be utilized within the discretion of the board of directors of the Company and, if and when effectuated, such action may resolve the above noted Nasdaq listing compliance deficiency prior to such hearing date.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 16, 2025, the Company amended its Certificate of Incorporation (“Certificate of Amendment”) to implement a one-for-two hundred reverse stock split. The Company’s common stock will began trading on a split-adjusted basis when the market opens on April 21. 2025 (the “Effective Date”). The Board of Directors of the Company approved the amendment to the Company’s Certificate of Incorporation primarily to meet the share bid price requirements of the NASDAQ Capital Market. The Company’s stockholders approved the Certificate of Amendment at a special meeting of its stockholders held on April 3, 2025.

As a result of the reverse stock split, at 12:01 a.m. Central Time on the Effective Date, every 200 shares of common stock then issued and outstanding automatically will be combined into one share of common stock, with no change in par value per share. No fractional shares will be outstanding following the reverse stock split, and any fractional shares that would have resulted from the reverse stock split will be rounded up to the nearest whole share. The text of the Certificate of Amendment of the Certificate of Incorporation of the Company that effected the foregoing actions is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The trading symbol for the Company’s common stock will remain “SUNE.” The Company was assigned a new CUSIP number (72303P503) in connection with the reverse split. All options, warrants and other convertible securities of the Company outstanding immediately prior to the effectiveness of the Certificate of Amendment will be adjusted in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share.

Item 7.01 Regulation FD Disclosure

On April 16, 2025, the Company issued a press release announcing the reverse stock split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the Company’s intent to file for a hearing before the Panel, our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s continued listing requirements or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, including the Minimum Bid Price Requirement, timely file our request for a hearing before the Panel, the potential de-listing of our shares from the Nasdaq Capital Market due to our failure to comply with the Minimum Bid Price Requirement, and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, filed with the Delaware Secretary of State on April 16, 2025
10.1	Secured Revolving Line of Credit Agreement, dated April 14, 2025
10.2	Security Agreement, dated April 14, 2025
99.1	Press Release dated April 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY, INC.

	By:	/s/ James Brennan
James Brennan
Chief Financial Officer

Date: April 16, 2025

 3